UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ROGERS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 04, 20.17  Meeting Information  ROGERS CORPORATION  ROGERS CORPORATIONONE TECHNOLOGY DRIVEP.O. BOX 188  ROGERS, CT 06263-0188  Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample  1234 ANYWHERE STREET 12345671234567  ANY CITY, ON A1A 1A1 12345671234567  1234567  1234567  Meeting Type:Annual Meeting  For holders as of:March 07, 2017  Date:May 04, 2017 Time: 10:30 AM EDTLocation:Hyatt Regency Boston Harbor  101 Harborside Drive  Boston, Massachusetts02128  You are receiving this communication because you holdshares in the above named company.  This is not a ballot. You cannot use this notice to votethese shares. This communication presents only anoverview of the more complete proxy materials that areavailable to you on the Internet. You may view the proxymaterials online at www.proxyvote.com or easily request apaper copy (see reverse side).  We encourage you to access and review all of the importantinformation contained in the proxy materials before voting.  See the reverse side of this notice to obtainproxy materials and voting instructions.  B  A  R  C  O  D  E  Broadridge Internal Use Only  Job #  Envelope #Sequence #  # of # Sequence #

 Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  1. Notice and Proxy Statement 2. Annual Report  How to View Online:  Have the information that is printed in the box marked by the arrowfollowing page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:    (located on the  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET:  www.proxyvote.com  2) BY TELEPHONE:  1-800-579-1639  3) BY E-MAIL*:  sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow    (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before April 20, 2017 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possessionof an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specialrequirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow    available and follow the instructions.  Internal Use  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  Only

 Voting items  The Board of Directors recommends you voteFOR the following:  1. Election of Directors Nominees  01) Keith L. Barnes 02) Michael F. Barry  06) Helene Simonet 07) Peter C. Wallace  03) Bruce D. Hoechner 04) Carol R. Jensen  05) Ganesh Moorthy  B  The Board of Directors recommends you vote FOR the following proposal:  2. To vote on a non-binding advisory resolution to approve the compensation of our  The Board of Directors recommends you vote1 YEAR on the following proposal:  2016 named executive officers  A  R  C  O  D  3. To vote on the frequency of future advisory votes on the compensation of our named executive officers.  The Board of Directors recommends you vote FOR the following proposal:  4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Rogers Corporation for the fiscal year ending December31,2017.  NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.  E  12345678901  12345678901  12345678901  12345678901  12345678901  1234567890112345678901  12345678901  12345678901  12345678901  12345678901  Broadridge Internal Use Only xxxxxxxxxx  xxxxxxxxxx Cusip  Job #  Envelope # Sequence ## of # Sequence #

 Reserved for Broadridge Internal Control Information  NAME  THE COMPANY NAME INC. - COMMON  123,456,789,012.12345  THE COMPANY NAME INC. - CLASS A  123,456,789,012.12345  THE COMPANY NAME INC. - CLASS B  123,456,789,012.12345  THE COMPANY NAME INC. - CLASS C  123,456,789,012.12345  THE COMPANY NAME INC. - CLASS D  123,456,789,012.12345  THE COMPANY NAME INC. - CLASS E  123,456,789,012.12345  THE COMPANY NAME INC. - CLASS F  123,456,789,012.12345  THE COMPANY NAME INC. - 401 K  123,456,789,012.12345  Broadridge Internal Use Only Job #  THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE  Envelope #Sequence #  # of # Sequence #